INCOME TAXES (Details - Provision for income taxes) - USD ($) $ in Thousands	3 Months Ended		12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Dec. 31, 2024	Dec. 31, 2023
Current:
Federal tax on income			$ 2,230	$ 2,291
State and local, net of federal benefit			997	988
Foreign			988	845
Total current			4,215	4,124
Deferred:
Federal tax on income			838	430
State and local, net of federal benefit			(320)	(64)
Total deferred			518	366
Total provision for income taxes	$ 1,024	$ 2,217	$ 4,733	$ 4,490